                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                                -----------------

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

             New York                                     13-5160382
 (Jurisdiction of incorporation                        (I.R.S. Employer
   if not a U.S. national bank)                     Identification Number)

 One Wall Street, New York, New York                         10286
(Address of principal executive offices)                  (Zip code)

                                -----------------

                                 NYC NEWCO, INC.
               (Exact name of obligor as specified in its charter)

     Commonwealth of Virginia                             51-0500921
   (State or other jurisdiction                        (I.R.S. Employer
 of incorporation or organization)                    Identification No.)

   500 Water Street, 15th Floor
       Jacksonville, Florida                                 32202
(Address of principal executive offices)                  (Zip code)

                                -----------------

                         9 3/4% Notes Due June 15, 2020
                         7 7/8% Notes Due May 15, 2043
                         (Title of the indenture securities)

                               ADDITIONAL OBLIGOR

                            CSX TRANSPORTATION, INC.
               (Exact name of obligor as specified in its charter)

     Commonwealth of Virginia                             54-6000720
   (State or other jurisdiction                        (I.R.S. Employer
 of incorporation or organization)                    Identification No.)

   500 Water Street, 15th Floor
       Jacksonville, Florida                                 32202
(Address of principal executive offices)                  (Zip code)

                                -----------------

                 Guarantee of the 9 3/4% Notes Due June 15, 2020
                 Guarantee of the 7 7/8% Notes Due May 15, 2043

ITEM 1.       GENERAL INFORMATION.

      Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the                  2 Rector Street, New York, N.Y. 10006
State of New York                               and Albany, N.Y. 12203
Federal Reserve Bank of New York                33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation           550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association             New York, N.Y. 10005

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2.       AFFILIATIONS WITH THE OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None. (See Note on page 2.)

ITEM 16.   LIST OF EXHIBITS.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed as Exhibit 25(a) to Registration Statement No. 333-102200.)

      6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

            Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

            Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

            Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of April 2004.


                                    THE BANK OF NEW YORK

                                    By: /s/ Van K. Brown
                                       ---------------------------------
                                       Name:   Van K. Brown
                                       Title:  Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
ASSETS                                                            In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin ...........................................    $3,752,987
  Interest-bearing balances ....................................     7,153,561
Securities:
  Held-to-maturity securities ..................................       260,388
  Available-for-sale securities ................................    21,587,862
Federal funds sold in domestic offices .........................       165,000
Securities purchased under agreements
  to resell ....................................................     2,804,315
Loans and lease financing receivables:
  Loans and leases held for sale ...............................       557,358
  Loans and leases, net of unearned income .....................    36,255,119
  LESS: Allowance for loan and lease losses ....................       664,233
  Loans and leases, net of unearned income
   and allowance                                                    35,590,886
Trading Assets .................................................     4,892,480
Premises and fixed assets (including
  capitalized leases) ..........................................       926,789
Other real estate owned ........................................           409
Investments in unconsolidated subsidiaries
  and associated companies .....................................       277,788
Customers' liability to this bank on
  acceptances outstanding ......................................       144,025
Intangible assets
   Goodwill ....................................................     2,635,322
   Other intangible assets .....................................       781,009
Other assets ...................................................     7,727,722
                                                                   -----------
Total assets ...................................................   $89,257,901
                                                                   ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
Deposits:
  In domestic offices ..........................................................$33,763,250
  Noninterest-bearing .......................................................... 14,511,050
  Interest-bearing ............................................................. 19,252,200
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs ............................................ 22,980,400
  Noninterest-bearing ..........................................................    341,376
  Interest-bearing ............................................................. 22,639,024
Federal funds purchased in domestic offices ....................................    545,681
Securities sold under agreements to repurchase .................................    695,658
Trading liabilities ............................................................  2,338,897
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases) ........................................ 11,078,363
Bank's liability on acceptances
  executed and outstanding .....................................................    145,615
Subordinated notes and debentures ..............................................  2,408,665
Other liabilities ..............................................................  6,441,088
                                                                                -----------
Total liabilities ..............................................................$80,397,617
                                                                                ===========
Minority interest in consolidated subsidiaries .................................    640,126

EQUITY CAPITAL
Perpetual preferred stock and related surplus ..................................          0
Common stock ...................................................................  1,135,284
Surplus ........................................................................  2,077,255
Retained earnings ..............................................................  4,955,319
Accumulated other comprehensive income .........................................     52,300
Other equity capital components ................................................          0
Total equity capital ...........................................................  8,220,158
                                                                                -----------
Total liabilities minority interest and equity capital ......................... 89,257,901
                                                                                ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)

            I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

            We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                             Directors
Gerald L. Hassell
Alan R. Griffith